UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2020

Sipup Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-185408	98-0382107
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

30 Wall Street, New York, NY 10005
(Address of principal executive offices) (Zip Code)

(212) 634-4360

Registrant’s telephone number, including area code:

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:

N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Current Report on Form 8-K (the “Report”) contains forward-looking statements that involve substantial risks and uncertainties. In some cases, you can identify forward-looking statements by the words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “target,” “seek,” “contemplate,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Report, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Forward-looking statements include statements about:

●	our ability to raise the needed funds for Enlightened to obtain the patented technology for video compression and to expand licensed trading in CER’s;
●	our ability to develop and commercialize these technologies upon raising the capital needed to exercise the option;
●	our future development priorities;
●	our estimates regarding the size of our potential target markets;
●	our ability to generate significant revenues and achieve profitability;
●	our ability to attract and retain key management personnel and to expand our management team;
●	our ability to manage the growth of our business;
●	our ability to exploit our patents;
●	our outreach to global markets;
●	our commercialization, marketing and manufacturing capabilities and strategy;
●	our ability to maintain our intellectual property position; and
●	our estimates regarding our future expenses and needs for additional financing.

Forward-looking statements are based on management’s current expectations, estimates, forecasts and projections about our business and the industry in which we operate, and management’s beliefs and assumptions are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors that are in some cases beyond our control. You should refer to the “Risk Factors” section of this Report for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements. As a result of these factors, we cannot assure you that the forward-looking statements in this Report will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all.

These forward-looking statements speak only as of the date of this Report. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. You should, however, review the factors and risks and other information we describe in the reports we will file from time to time with the SEC after the date of this Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 8, 2020, Mr. Isaac Thomas was appointed by the Board of Directors (the “Board”) of Sipup Corporation (the “Company”) as a Chief Executive Officer of the Company and a director on the Board. On December 8, 2020. Mr. Yochai Ozeri resigned as Chief Executive Officer and assume the position of Chief Financial Officer. Mr. Ozeri continues to serve as a director on the Board.

Mr. Thomas serves as Chief Executive Officer of VeganNation (see Item 8.01 below) a position he has held since January 2018. Mr. Thomas is an entrepreneur from the age of 16. Mr. Thomas’ career spans 17 years of entrepreneurial ventures in real estate and healthcare, where he acquired, developed, consulted and led visionary projects in the multifamily and senior housing sectors in the United States. In 2016, through a spiritual journey of meditation, Mr. Thomas has chosen to live a plant based lifestyle. In January 2018 Mr. Thomas founded VeganNation with the vision of creating the global platform and infrastructure to unite the global plant-base and sustainable economy into a true global, impactful economic ecosystem

Mr. Thomas is not currently being compensated for his services to the Company.

There are no arrangements or understandings between Mr. Thomas and any other persons pursuant to which he was selected as chief executive officer and a director on the Board. There are also no family relationships between Mr. Thomas and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

The disclosure below in Item 8.01 is hereby incorporated herein.

Item 8.01 Other Events

On October 1, 2020, the Company executed a non-binding Letter of Intent (“LOI”) to merge with VeganNation Services Ltd., a company formed under the laws of the State of Israel (“VeganNation”).  As outlined in the LOI, the proposed merger will be structured as a reverse triangular merger pursuant to which a newly formed subsidiary of the Company will merge with and into VeganNation, with VeganNation as the surviving entity and a wholly-owned subsidiary of the Company.

VeganNation is, a leading global plant-based company building an all-encompassing conscious consumer ecosystem, connecting and empowering plant-based and sustainable businesses and individuals. Management of the Company believes that the growth of sustainable and plant-based consumer goods presents a unique opportunity to participate in the fastest growing lifestyle globally.

In connection with the proposed transaction, the VeganNation stockholders are expected to receive securities of Sipup that will be equal to approximately 75% of the issued and outstanding common stock of the Company at the closing of the proposed merger, on a fully diluted basis. Subject to satisfaction of the closing conditions, the parties intend to close on the transactions contemplated under the LOI by January 31, 2021. Following the closing of the proposed merger, VeganNation will effect a change in the Company’s Board of Directors and management as VeganNation’s management deems appropriate.

The proposed merger is subject to a number of conditions including:

●	Execution of a definitive binding merger agreement;

●	shareholder approval of both companies;

●	Compleiton of due diligence by each company as to the other; and

●	Customary closing conditions.

The terms of the LOI were originally scheduled to expire on November 15, 2020 but have been extended through February 28, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2020	Sipup Corp.

	By:	/s/ Yochai Ozeri
Yochai Ozeri
Chief Financial Officer

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